UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2023

NETGEAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose,	CA	95134
(Address, including zip code, of principal executive offices)

(408)	907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s):	Name of each exchange on which registered
Common Stock, $0.001 par value	NTGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2023, the stockholders of NETGEAR, Inc. (the “Company”) approved an amendment to the Company's 2016 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 2,000,000 shares. The foregoing description is qualified in its entirety by reference to the full text of the Amended Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2023, the Company virtually held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders of record at the close of business on April 3, 2023, voted on five proposals, each of which is described in more detail in the Proxy Statement. At the Annual Meeting, 25,994,258 shares were represented in person or by proxy, which constituted a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each proposal, the number of abstentions with respect to each proposal, and the number of broker non-votes with respect to each proposal:

1.
The election of eight directors to serve until the next Annual Meeting of Stockholders:

	For	Against	Abstain	Broker Non-votes
Patrick C.S. Lo	23,885,587	281,485	35,010	1,792,176
Sarah S. Butterfass	24,010,830	160,743	30,509	1,792,176
Laura J. Durr	23,961,501	205,312	35,269	1,792,176
Shravan K. Goli	24,021,863	144,800	35,419	1,792,176
Bradley L. Maiorino	24,023,901	142,762	35,419	1,792,176
Janice M. Roberts	22,341,430	1,825,371	35,281	1,792,176
Barbara V. Scherer	23,816,043	350,869	35,170	1,792,176
Thomas H. Waechter	24,011,997	153,566	36,519	1,792,176

2.
Ratification of the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For:	25,683,749
Against:	302,959
Abstain:	7,550
Broker Non-Votes:	-

3.
Approval of the non-binding advisory proposal regarding executive compensation:

For:	23,796,450
Against:	369,370
Abstain:	36,262
Broker Non-Votes:	1,792,176

4.
Approval of the non-binding advisory proposal regarding the frequency of the advisory vote on executive compensation:

1 Year:	22,228,457
2 Years:	4,333
3 Years:	1,931,636
Abstain:	37,656
Broker Non-Votes:	1,792,176

5.
Approval of an amendment to the NETGEAR, Inc. 2016 Equity Incentive Plan to increase the number of shares of NETGEAR, Inc. common stock available for issuance for sale thereunder by 2,000,000 shares:

For:	14,064,515
Against:	10,134,367
Abstain:	3,200
Broker Non-Votes:	1,792,176

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	2016 Equity Incentive Plan, as amended

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

By:	/s/ Andrew W. Kim
Andrew W. Kim
Chief Legal Officer, Senior Vice President of Corporate Development and Corporate Secretary

Dated:	June 5, 2023